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                                                                EXHIBIT 10.25.1


                                 FIRST AMENDMENT


                  FIRST AMENDMENT, dated as of February 27, 2004 (this "First Amendment"), to and under the 364-Day/1-Year Term-Out Credit Agreement, dated as of June 19, 2003 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among VISTEON CORPORATION, a Delaware corporation (the "Company"), the several banks and other financial institutions or entities from time to time parties thereto (the "Banks"), CITIBANK, N.A., as syndication agent (in such capacity, the "Syndication Agent") and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Company, the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Banks amend and waive the Credit Agreement as set forth herein;

                  WHEREAS, the Required Banks and the Administrative Agent are willing to agree to such amendment and waiver to and under the Credit Agreement, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Required Banks and the Administrative Agent hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.


                  2. Amendment to Section 1 (Definitions). (a) Section 1 of the Credit Agreement is hereby amended by deleting the "." at the end of the "Interest Period" definition and substituting in lieu thereof the following proviso:

                  "; provided, further, that the Company shall also be permitted to request Interest Periods of one and two weeks duration (including, without limitation, pursuant to Section 2.8), with such Interest Periods to be subject to the provisions set forth in the immediately preceding proviso as adjusted to reflect the duration of such Interest Period."

                  (b) Section 1.1 of the Credit Agreement is hereby further amended by revising the table set forth in the definition of "Pricing Grid" to
(i) increase the Eurocurrency Margin (bps.) opposite the rating "< BBB/Baa2" from "107.5" to "132.5" and (ii) increase the Base Rate Margin (bps) opposite the rating "< BBB/Baa2" from "0.0" to "25.0".

                  3. Amendment to Section 2.15 (Interest Payment Dates). Section 2.15(b) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting in lieu thereof the following:



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                  "(i) if the current Interest Period for such Eurocurrency Loan is one week, two weeks, one month, two months or three months, on the last day of such Interest Period or"

                  4. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 6 of the Credit Agreement. The Company represents and warrants that, after giving effect to this First Amendment, no Event of Default or Event of Default-Bankruptcy has occurred and is continuing.

                  5. Effectiveness. This First Amendment shall become effective upon (a) the Administrative Agent receiving counterparts of this First Amendment duly executed by the Company and the Required Banks and (b) the payment of all reasonable expenses of the Administrative Agent for which invoices have been presented (including the invoices of Simpson Thacher & Bartlett LLP) on or before the date hereof.

                  6. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  7. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  8.GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.


                                   VISTEON CORPORATION

                                   By:   /s/ Peter Look
                                      ------------------------------------------
                                      Name:  Peter Look
                                      Title: Vice President and Treasurer


                                   JPMORGAN CHASE BANK,
                                   as Administrative Agent and as a Bank

                                   By:   /s/ Robert P. Kellas
                                      ------------------------------------------
                                      Name:  Robert P. Kellas
                                      Title: Vice President